POWER OF ATTORNEY


     BE IT KNOWN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Stephen J. Gore and Bruce P. Erdel as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of DT Industries, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ Stephen J. Gore
                                        ----------------------------------------
                                        Stephen J. Gore


Date:  September 27, 1999

                                POWER OF ATTORNEY


     BE IT KNOWN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Stephen J. Gore and Bruce P. Erdel as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of DT Industries, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ James J. Kerley
                                        ----------------------------------------
                                        James J. Kerley


Date:  September 23, 1999

                                POWER OF ATTORNEY


     BE IT KNOWN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Stephen J. Gore and Bruce P. Erdel as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of DT Industries, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ William H. T. Bush
                                        ----------------------------------------
                                        William H. T. Bush


Date:  July 27, 1999

                                POWER OF ATTORNEY


     BE IT KNOWN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Stephen J. Gore and Bruce P. Erdel as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of DT Industries, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ Lee M. Liberman
                                        ----------------------------------------
                                        Lee M. Liberman


Date:  August 4th, 1999

                                POWER OF ATTORNEY


     BE IT KNOWN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Stephen J. Gore and Bruce P. Erdel as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of DT Industries, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ Charles A. Dill
                                        ----------------------------------------
                                        Charles A. Dill


Date:  7/29, 1999

                                POWER OF ATTORNEY


     BE IT KNOWN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Stephen J. Gore and Bruce P. Erdel as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of DT Industries, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ C. F. Pollnow
                                        ----------------------------------------
                                        C. F. Pollnow


Date:  7/25, 1999

                                POWER OF ATTORNEY


     BE IT KNOWN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Stephen J. Gore and Bruce P. Erdel as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of DT Industries, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ G. L. Lewis
                                        ----------------------------------------
                                        G. L. Lewis


Date:  3 Aug 99, 1999

                                POWER OF ATTORNEY


     BE IT KNOWN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Stephen J. Gore and Bruce P. Erdel as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K of DT Industries, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that each said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



                                        /s/ John F. Logan
                                        ----------------------------------------
                                        John F. Logan


Date:  7/30/, 1999